ADVISORS DISCIPLINED TRUST 1830

                          SUPPLEMENT TO THE PROSPECTUS

     Potash Corporation of Saskatchewan, Inc. (NYSE: POT) has merged with Agrium, Inc. (NYSE: AGU) to form Nutrien Ltd. (NYSE: NTR). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolios for International High 30 Dividend Portfolio, Series 2017-4Q and Strategic High 80 Dividend Portfolio, Series 2017-4Q now include shares of Nutrien Ltd. and will no longer include shares of Potash Corporation of Saskatchewan, Inc.

     Supplement Dated:  January 2, 2018















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